
DISCOVERER CLEAR LEADER

2015 NAPTP MLP Annual Investor Conference

May 2015

Transocean

PARTNERS LLC

Disclaimer

FORWARD-LOOKING STATEMENTS

The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements contain words such as "possible," "intend," "will," "if," "expect" or other similar expressions. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the securities markets generally, the impact of adverse market conditions affecting the business of Transocean Partners, adverse changes in laws including with respect to tax and regulatory matters, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the future prices of oil and gas and other factors, including those and other factors discussed in Transocean Partners' Annual Report on Form 10-K for the year ended December 31, 2014 and in Transocean Partners' other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, Transocean Partners undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which Transocean Partners becomes aware of, after the date hereof, except as otherwise may be required by law.

Key Investment Highlights

Strategic Relationship with Transocean	• Leading international provider of offshore contract drilling services • Aligned interest through majority ownership and Incentive Distribution Rights ("IDR") • High-quality operating assets and newbuild rigs
High-Quality, Cash Flow Generating Asset Base	• High-quality, modern fleet of ultra-deepwater rigs • Stable cash flow profile supported by long-term contracts with blue-chip customers
Attractive Multi-Pronged Growth Strategy	• Right of First Offer ("ROFO") on remaining interest in subsidiary companies • Dropdown pipeline rigs • ROFO on certain other rigs • Third-party acquisitions
Financial Flexibility to Execute Growth Strategy	• Focus on distribution stability and steady growth over time • Commitment to financial flexibility • Focus on ultra-deepwater market
Experienced Management Team	• Over 25 years of industry experience

Strategic Relationship with Transocean

Transocean

Operations & Management

- World class drilling contractor with industry-leading practices
- Provides RIGP with management, technical and administrative services

Ownership & Governance

- Majority ownership aligns with unitholders
- Conflicts Committee composed of independent directors

Growth

- Pipeline of high-quality assets to support growth via dropdowns
- Supportive of and aligned with Transocean's fleet renewal strategy

Transocean – A Leading Offshore Driller

Industry Leadership

- Premier position in ultra-deepwater market segment
- Largest fleet of high-specification and midwater floaters
- Operates in most major markets worldwide
- Innovative culture – long history of industry firsts
- Global footprint with strong customer relationships (IOC's, NOC's and independents)
- Total backlog of ~$20 billion (3) (7)

Fleet Comparison By Rig Type


80
60
40
20
0
77 (7)
68 (4)
68 (5)
38 (4)
34
32 (4)
Transocean
Ensco
Seadril
Diamond
Rowan
Noble
Rigs Under Construction
Ultra-Deepwater Floaters
Deepwater Floaters
Midwater Floaters
Jackups

RIGP Supports Transocean's Strategic Initiatives

Supports Capital Strategy and Financial Flexibility

- **Important component of RIG's financial structure**
  - **Supports balance sheet objectives and financial flexibility**
  - **Additional funding source for fleet renewal and growth**
- **Aligned interest through majority ownership and IDR**

Transocean's Fleet Transformation Initiative



100%
75%
50%
25%
0%
9%
20%
18%
9%
44%
~10%
~40%
~50%
Current
Future
Ultra-Deepwater Floaters
Deepwater Floaters
Midwater Floaters
Jackups
Harsh Environment

Source: Transocean Ltd. Investor Presentation

RIGP's High-Quality Asset Base

Modern Sixth Generation Fleet with Attractive Contracts







Discoverer Inspiration

- **Type:** 6th Generation Drillship
- **Initial Ownership:** 51%
- **Maximum Water Depth:** 12,000 feet
- **Drilling Depth:** 40,000 feet
- **Year Entered Service:** 2010
- **Current Location:** USA (Gulf of Mexico)
- **Current Customer:** Chevron
- **Contracted Until [1]:** March 2020

Discoverer Clear Leader

- **Type:** 6th Generation Drillship
- **Initial Ownership:** 51%
- **Maximum Water Depth:** 12,000 feet
- **Drilling Depth:** 40,000 feet
- **Year Entered Service:** 2009
- **Current Location:** USA (Gulf of Mexico)
- **Current Customer:** Chevron
- **Contracted Until [1]:** October 2018

Development Driller III

- **Type:** 6th Generation Semi-Submersible
- **Initial Ownership:** 51%
- **Maximum Water Depth:** 7,500 feet
- **Drilling Depth:** 37,500 feet
- **Year Entered Service:** 2009
- **Current Location:** USA (Gulf of Mexico)
- **Current Customer:** BP
- **Contracted Until [1]:** November 2016

Long-Term Contract Coverage

Existing Contracts and Dayrates [1]

(US$ '000 per day)


Discoverer Inspiration
526
585
Discoverer Clear Leader
569
590
Development Driller III
428
2014
2015
2016
2017
2018
2019
2020
Chevron
Chevron
bp

RIGP Contract Profile

- Average remaining contract term of 3.4 years [2]
- Industry-leading dayrates result in a strong contract backlog of $2.1 billion [3]
- High-quality customers with strong global presence

Multiple Alternatives to Drive Distribution Growth

- **Right of first offer on assets**
  - ROFO on remaining ownership interest in each of the subsidiary companies
- **Additional dropdown pipeline**
  - Transocean required to offer a majority interest in four of the six identified ultra-deepwater drillships within five years of IPO
- **Purchase rights relating to other rigs**
  - Transocean required to offer to RIGP certain other rigs (currently owned, operated, acquired or with renewed contracts) with contract lengths of five years or more (9)
- **Potential acquisition vehicle**

Visible Pipeline of Premium Ultra-deepwater Newbuild Drillships

Transocean required to offer at least 51% of four of the selected rigs within five years of IPO

Potential Dropdown Candidates

Drilling Unit	Status	Location	Water Depth (feet)	Customer	Expected Start Date[7]	Approximate Contract Length	Dayrate[6] [7] (US$ '000/day)
Deepwater Invictus	Operating	Gulf of Mexico	12,000	bhpbilliton	Operating	~ 2 years remaining	603
Deepwater Thalassa	Under construction	TBA	12,000		Q1 2016	10 years	519
Deepwater Proteus	Under construction	TBA	12,000		Q3 2016	10 years	519
Deepwater Conqueror	Under construction	Gulf of Mexico	12,000	Chevron	Q4 2016	5 years	599
Deepwater Pontus	Under construction	TBA	12,000		Q1 2017	10 years	519
Deepwater Poseidon	Under construction	TBA	12,000		Q2 2017	10 years	519

Unitholder Value Creation

Focus on Distribution Stability	● 1.1x expected coverage ratio — Additional coverage provided by subordination ● Pursue long-term contracts with creditworthy customers
Deliver Steady Distribution Growth	● Low initial leverage allows for flexibility in funding growth ● Built-in dropdown pipeline of rigs from relationship with Transocean ● Organic expansion opportunities as market conditions warrant
Commitment to Financial Flexibility	● $300MM credit facility ● Measured approach to future equity issuance in order to (i) increase capital markets access, (ii) decrease dilution to existing unitholders, and (iii) optimize execution ● Target credit profile intended to be consistent with investment grade companies

Current Market is Challenging

- **Exploration successes support long-term ultra-deepwater demand**
  - **Market conditions are currently challenging**
  - **Rig market is temporarily oversupplied, including ultra-deepwater**
  - **Rig attrition and stacking will contribute to balancing the market**
- **Global marketed UDW fleet utilization 92% (8)**



Discoverer Inspiration

Potential Impact of Rig Attrition

Contract Status & Expected Demand 2012-17
All Floaters Worldwide


Fearnley Offshore ©2015
400
350
300
250
200
150
100
50
0
2012
2013
2014
2015
2016
2017
Existing Contracts
Options
Supply
Active Supply
Requirements
Possibles
Active Supply Forecast

Source: Fearnley Offshore, Mar 2015 and Transocean Marketing

Drivers of Declining Active Supply Forecast

- Newbuild deliveries delayed or cancelled
- Scrapping of lower specification units
- Cold stacking of higher specification units
- Financial challenges of weaker contractors

22 Cold Stacked Floaters


Atwood, 1
Gryphon, 1
Merlin, 1
Dolphin, 1
Paragon, 1
Seadrill, 1
Noble, 1
Ensco, 7
Transocean, 4
Diamond, 4

Source: IHS Petrodata, Apr 2015

35 Scrapped Floaters


UDW
DW
MW
20
18
16
14
12
10
8
6
4
2
0
PGN
ATW
NE
DO
RIG
1
1
1
1
1
2
9
2
6
11

Key Investment Highlights


Strategic Relationship with Transocean
Attractive Multi-Pronged Growth Strategy
Key Investment Highlights
High-Quality, Cash Flow Generating Asset Base
Financial Flexibility to Execute Growth Strategy
Experienced Management Team


DISCOVERER CLEAR LEADER
Transocean

2015 NAPTP MLP Annual Investor Conference (10)

May 2015

Transocean
PARTNERS LLC

Footnotes

(1) As of April 16, 2015 Fleet Status Report.

(2) As reported in 1Q 2015 Form 10-Q.

(3) Calculated by multiplying the contracted operating dayrate by the firm contract period for future periods, as of the Fleet Status Report issued April 16, 2015. Firm commitments are represented by signed drilling contracts or, in some cases, by other definitive agreements awaiting contract execution. Our contract backlog is calculated by multiplying the full contractual operating dayrate by the number of days remaining in the firm contract period, excluding revenues for mobilization, demobilization and contract preparation or other incentive provisions, which are not expected to be significant to our contract drilling revenues. The contractual operating dayrate may be higher than the actual dayrate we receive or we may receive other dayrates included in the contract, such as a waiting-on-weather rate, repair rate, standby rate or force majeure rate. The contractual operating dayrate may also be higher than the actual dayrate we receive because of a number of factors, including rig downtime or suspension of operations. In certain contracts, the dayrate may be reduced to zero if, for example, repairs extend beyond a stated period of time.

(4) Excludes retired rigs and rigs held for sale.

(5) Excludes tender rigs.

(6) Represents the maximum contractual operating dayrate (which could change in the future due to cost escalations), but excludes amortization of drilling contract intangible revenues and certain cash and noncash pre-operating revenues that terminate at the end of the rigs' current contracts.

(7) As of Transocean Ltd.'s Fleet Status Report, issued April 16, 2015.

(8) Global marketed utilization data from IHS-Petrodata as of May 11, 2015.

(9) Subject to certain exceptions. Publicly held affiliates of Transocean will not be subject to the provisions of the omnibus agreement.

(10) This presentation is unaudited.